Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Monson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Ecological Services, Inc. on Form 10-KSB for the fiscal year ended March 31, 2001 fully complies within the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly represents in all material respects the financial condition and results of operations of Ecological Services, Inc.


                                        By: /s/ Kevin Monson
                                           ----------------------------
                                        Name: Kevin Monson
                                        Title: Chief Executive Officer


I, Kevin Monson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Ecological Services, Inc. on Form 10-KSB for the fiscal year ended March 31, 2001 fully complies within the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly represents in all material respects the financial condition and results of operations of Ecological Services, Inc.



                                          By: /s/ Kevin Monson
                                             --------------------------
                                          Name: Kevin Monson
                                          Title: Chief Executive Officer